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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported) 24 July 1997




                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


                   Delaware                                1-4534                        23-1274455
(State of other jurisdiction of incorporation)    (Commission file number)      (IRS Identification number)

7201 Hamilton Boulevard, Allentown, Pennsylvania                      18195-1501
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (610) 481-4911

         Item 5.  Other Events.


                  The Registrant reported record income from operations for the third quarter ended June 30, 1997. Earnings per share increased 21 percent, on net income of $116 million, or $1.05 per share, versus $98 million, or 87 cents per share in the year ago quarter. Sales of $1.2 billion were up 15 percent from last year. These results include the consolidated operations of Carburos Metalicos for the entire quarter.

                  Commenting on the quarter, Air Products Chairman H. A. Wagner said, "Our core gases and chemicals businesses both posted record sales and operating income, driven by broad-based volume and productivity gains in our worldwide gases business and continued solid chemical operations. Operating margins improved across the company, led by a gases margin of 20.5 percent that was well above the prior year."

                  Industrial gas sales for the quarter rose 18 percent and operating income increased 38 percent, including Carburos Metalicos. The merchant business was up strongly in both the U.S. and Europe. The worldwide tonnage gas business also posted solid volume gains, on the strength of new business and increased customer requirements for our facilities serving the chemical and refining industries. Gas equity affiliate results were below last year, partially due to the consolidation of Carburos Metalicos.

                  The chemicals business performed strongly in the quarter, setting records for sales, operating income, and margins. Third quarter operating income rose 8 percent on a 4 percent increase in sales. Volume gains were recorded across most businesses, but were partially offset by customer turnarounds.




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                  The equipment and services segment reported higher operating income for the period. A continuing strong level of project activity across all product lines more than offset a favorable power generation project buyout in the prior year.

                  In the corporate and other segment, foreign exchange losses versus prior period gains were the principal cause of lower results. In equity affiliates, the company's American Ref-Fuel joint venture recorded improved operating performance in the quarter.

                  The quarter's results also reflected higher interest expense for the Carburos Metalicos acquisition, new capital investments brought on-stream, and our continuing share repurchase program.

                  For the three quarters of fiscal 1997, the Registrant reported income of $322 million, or $2.92 per share, versus $281 million, or $2.52 per share, up 16 percent on an operating basis. Sales rose 16 percent to $3.4 billion. These results exclude the 1996 gain from the settlement of certain derivative losses reported in fiscal year 1994.

                  Financial tables follow:




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
                        AIR PRODUCTS AND CHEMICALS, INC.
                  SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)


(In millions, except earnings per share)

------------------------------------------------------------------------------------------
                               Three Months Ended                 Nine Months Ended
                                    30 June                            30 June
                             1997            1996            1997               1996
------------------------------------------------------------------------------------------
Sales                      $ 1,150.3       $   997.3       $ 3,424.3          $ 2,957.3

Net Income                 $   116.0       $    98.0       $   321.9(a)       $   322.3(b)

Earnings Per Share         $    1.05       $     .87       $    2.92(a)       $    2.88(b)
------------------------------------------------------------------------------------------


(a) Included an after-tax gain of $5.9 million, or $.05 per share from the sale of the landfill gas business and an after-tax impairment loss of $6.0 million, or $.05 per share.

(b) Included an after-tax gain of $41 million, or $.36 per share, from the settlement with Bankers Trust Company over losses reported in fiscal 1994 associated with leveraged interest rate swap contracts.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                               CONSOLIDATED INCOME


(In millions, except per share)

---------------------------------------------------------------------------------------------------
                                           Three Months Ended                Nine Months Ended
                                                30 June                           30 June
                                         1997             1996             1997             1996
---------------------------------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                                 $  1,150.3       $    997.3       $  3,424.3       $  2,957.3
Other income                                  .7              8.7             20.5             16.6
---------------------------------------------------------------------------------------------------
                                         1,151.0          1,006.0          3,444.8          2,973.9
---------------------------------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of sales                              663.4            594.5          2,042.4          1,763.6
Selling, distribution and
 administrative                            266.8            228.0            773.0            678.9
Research and development                    27.9             28.1             83.1             83.8
---------------------------------------------------------------------------------------------------

OPERATING INCOME                           192.9            155.4            546.3            447.6
Income from equity affiliates,
 net of related expenses                    17.3             20.4             49.5             54.2
Gain on settlement of leveraged
 interest rate swaps                          --               --               --             66.8
Interest expense                            39.4             33.8            121.8             93.7
---------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES                        170.8            142.0            474.0            474.9
Income taxes                                54.8             44.0            152.1            152.6
---------------------------------------------------------------------------------------------------

NET INCOME                            $    116.0       $     98.0       $    321.9       $    322.3
---------------------------------------------------------------------------------------------------

MONTHLY AVERAGE OF
COMMON SHARES OUTSTANDING                     --               --            110.1            111.9
---------------------------------------------------------------------------------------------------

EARNINGS PER COMMON SHARE             $     1.05       $      .87       $     2.92       $     2.88

---------------------------------------------------------------------------------------------------

DIVIDENDS DECLARED PER
 COMMON SHARE - Cash                  $      .30       $     .275       $      .85       $     .795
---------------------------------------------------------------------------------------------------




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS

(In millions, except per share)

--------------------------------------------------------------------------------
                                                      30 June           30 June
                    ASSETS                             1997              1996
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                                  $   70.6          $   90.8
Trade receivables, less allowances for
 doubtful accounts                                      841.6             676.2
Inventories                                             401.4             392.2
Contracts in progress, less progress billings           142.2             114.5
Other current assets                                    196.7             160.0
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                  1,652.5           1,433.7
--------------------------------------------------------------------------------
INVESTMENTS                                             590.4             834.9
PLANT AND EQUIPMENT, at cost                          8,627.8           7,908.7
 Less - Accumulated depreciation                      4,243.1           4,056.2
--------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                              4,384.7           3,852.5
--------------------------------------------------------------------------------
GOODWILL                                                253.6              80.0
OTHER NONCURRENT ASSETS                                 344.9             271.2
--------------------------------------------------------------------------------
TOTAL ASSETS                                         $7,226.1          $6,472.3
================================================================================
     LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
CURRENT LIABILITIES
Payables, trade and other                            $  631.9          $  579.5
Accrued liabilities                                     265.1             223.9
Accrued income taxes                                     57.5              62.4
Short-term borrowings                                   325.0             248.7
Current portion of long-term debt                        30.6              24.9
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                             1,310.1           1,139.4
--------------------------------------------------------------------------------
LONG-TERM DEBT                                        2,213.4           1,850.3
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES          421.2             356.7
DEFERRED INCOME TAXES                                   671.5             537.4
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                     4,616.2           3,883.8
--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share                    124.7             124.7
Capital in excess of par value                          453.3             461.8
Retained earnings                                     2,915.7           2,623.5
Unrealized gain on investments                           15.6              41.8
Cumulative translation adjustments                     (162.5)            (67.8)
Treasury Stock, at cost                                (293.6)           (138.0)
Shares in trust                                        (443.3)           (457.5)
--------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                            2,609.9           2,588.5
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $7,226.1          $6,472.3
================================================================================




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The company completed the sale of the landfill gas recovery business, GSF Energy Inc., during the three months ended 31 December 1996. The gain on sale was included in the other income line of the income statement.

During the three months ended 31 December 1996, an impairment loss was recorded in the chemicals segment. The write-down was related to production assets in the performance chemicals division and the related goodwill. The impairment loss was calculated based on an offer to purchase these assets and was included in the other income line of the income statement. The sale of the impaired assets occurred in February 1997.

On 22 October 1996, the company obtained control of Carburos Metalicos S.A. (Carburos). Carburos is a leading supplier of industrial gases in Spain. In October 1996, the company increased its ownership percentage in Carburos from 47.6% to 96.7% of the outstanding shares in Carburos. This transaction was accounted for as a step acquisition purchase and the results for the nine months ended 30 June 1997 included the consolidated operating results for Carburos since mid-November 1996. Previously, the company accounted for its investment using the equity method. The company has recorded a total of $212.2 million as cumulative goodwill, which will be amortized on a straight-line basis over forty years.




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                          SUMMARY BY BUSINESS SEGMENTS

(In millions)

---------------------------------------------------------------------------------------------
                                    Three Months Ended                Nine Months Ended
                                         30 June                           30 June
                                   1997            1996            1997               1996
---------------------------------------------------------------------------------------------
Sales:
   Industrial Gases              $  684.8        $  577.9        $1,970.3           $1,720.3
   Chemicals                        366.3           352.5         1,071.0            1,002.2
   Equipment/Services                99.2            61.8           381.8              220.0
   Corporate/Other                     --             5.1             1.2               14.8
---------------------------------------------------------------------------------------------
      CONSOLIDATED               $1,150.3        $  997.3        $3,424.3           $2,957.3
---------------------------------------------------------------------------------------------

Operating Income:
   Industrial Gases              $  140.6        $  102.2        $  384.4           $  305.5
   Chemicals                         59.7            55.2           157.6              156.0
   Equipment/Services                 8.0             7.4            24.1               19.0
   Corporate/Other                  (15.4)           (9.4)          (19.8)(a)          (32.9)
---------------------------------------------------------------------------------------------
      CONSOLIDATED               $  192.9        $  155.4        $  546.3           $  447.6
---------------------------------------------------------------------------------------------

Equity Affiliates' Income:
   Industrial Gases              $    3.5        $   12.1        $   24.0           $   31.2
   Chemicals                          0.2             0.2             0.4                 .1
   Equipment/Services                 3.2             1.8            10.2                6.1
   Corporate/Other                   10.4             6.3            14.9 (b)           16.8
---------------------------------------------------------------------------------------------
      CONSOLIDATED               $   17.3        $   20.4        $   49.5           $   54.2
---------------------------------------------------------------------------------------------

The segment results for 1996 have been restated. The business to be divested (American Ref-Fuel) and the landfill gas business sold in November are included in the Corporate/Other segment, while the continuing businesses from the Environmental/Energy segment (power generation and Pure Air(TM)), are now included in the Equipment/Services segment.

(a) In January 1997, the company sold 2.1 million shares of a cost basis investment. The partial sale of the company's investment resulted in a gain of $7.3 million ($4.5 million after-tax or, $.04 per share) and was recorded in the Corporate/Other segment.

(b) During the nine months ended 30 June 1997, American Ref-Fuel (50% owned partnership) refinanced its Hempstead Bond offerings to lower the effective interest rate. This transaction resulted in a charge to the Corporate/Other segment of $4.8 million ($2.8 million after-tax, or $.03 per share).




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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                          SUMMARY BY GEOGRAPHIC REGIONS


(In millions)

------------------------------------------------------------------------------------------
                                     Three Months Ended              Nine Months Ended
                                          30 June                         30 June
                                   1997            1996            1997            1996
------------------------------------------------------------------------------------------
Sales:
   United States                 $  809.4        $  760.7        $2,407.9        $2,223.2
   Europe                           288.7           191.7           879.6           618.3
   Canada/Latin America              45.4            37.5           123.6           106.2
   Other                              6.8             7.4            13.2             9.6
------------------------------------------------------------------------------------------
      CONSOLIDATED               $1,150.3        $  997.3        $3,424.3        $2,957.3
------------------------------------------------------------------------------------------

Operating Income:
   United States                 $  142.8        $  123.7        $  427.4        $  351.8
   Europe                            45.2            27.3           104.8            86.0
   Canada/Latin America               4.9             4.8            14.5            10.1
   Other                               --            (0.4)           (0.4)           (0.3)
------------------------------------------------------------------------------------------
      CONSOLIDATED               $  192.9        $  155.4        $  546.3        $  447.6
------------------------------------------------------------------------------------------

Equity Affiliates' Income:
   United States                 $   13.2        $    7.8        $   24.2        $   21.5
   Europe                             2.3             6.7            11.3            17.6
   Canada/Latin America               2.5             2.5             7.9             6.4
   Other                              (.7)            3.4             6.1             8.7
------------------------------------------------------------------------------------------
      CONSOLIDATED               $   17.3        $   20.4        $   49.5        $   54.2
------------------------------------------------------------------------------------------




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Air Products and Chemicals, Inc.
                                           -------------------------------------
                                             (Registrant)




         Dated: 24 July 1997           By:  /s/  Arnold H. Kaplan
                                           -------------------------------------
                                                  Arnold H. Kaplan
                                                  Vice President - Finance




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